SECURITIES AND EXCHANGE COMMISSION

       Washington, D.C. 20549


_______________________________
             FORM 8-K
         CURRENT REPORT

 Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934






Date of Report                     January 7, 2000
(Date of earliest event reported):(January 6, 2000)

                RIGHTCHOICE MANAGED CARE, INC.
(Exact Name of Registrant as Specified in Its Charter)


                         MISSOURI
  (State or Other Jurisdiction of Incorporation)


       1-13248                      43-1674052
(Commission File Number) (I.R.S. Employer Identification No.)


  1831 Chestnut Street, St. Louis, Missouri    63103-2275
   (Address of principal executive offices)    (Zip Code)


                       314-923-4444
   (Registrant's telephone number, including area code)


                      Not Applicable
   (Former Name or Former Address, if Changed Since Last
                          Report)

Item 1.  Changes in Control of Registrant.

     Not applicable.

Item 2.  Acquisition or Disposition of Assets.

     Not applicable.

Item 3.  Bankruptcy or Receivership.

     Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

     Not applicable.

Item 5.  Other Events.

     On January 6, 2000, RightCHOICE Managed Care, Inc. (the "Corporation") and certain of its affiliates, including its majority shareholder Blue Cross and Blue Shield of Missouri ("BCBSMo"), entered into an Amended and Restated Settlement Agreement and certain related amendments to other settlement agreements (collectively, the "Settlement Agreements"), with certain state agencies, including the Department of Insurance of the State of Missouri and its Director, Keith A. Wenzel, and Jeremiah W. "Jay" Nixon, Attorney General of the State of Missouri. The parties also dismissed the underlying primary case in the Cole County Circuit Court further described herein and in prior SEC filings of the Corporation.

     The primary case related to the 1994 reorganization of BCBSMo and the creation of the Corporation. Cole
County Circuit Court Judge Thomas J. Brown, III had ruled on December 30, 1996 that BCBSMo had violated its purposes as a non-profit corporation as a result of operating the Corporation. On October 29, 1999, Judge Brown disapproved the settlement proposed by the parties. On December 9, 1999, the Missouri Supreme Court ruled that the parties failed to establish that court approval of the settlement agreement is required. The January 6, 2000 amendments to the Settlement Agreements follow the Supreme Court's order which gave the parties until February 8, 2000, to finally settle and resolve their respective claims and to take steps necessary to dismiss the underlying judicial action and associated appeals.

     If the transactions contemplated by the Settlement
Agreements are consummated as provided therein, certain outstanding litigation and regulatory issues between the Corporation and its affiliates and the State of Missouri will be resolved and the outstanding common stock of the Corporation currently owned by BCBSMo, will be transferred to a charitable health care foundation (the "Foundation") to be established by the State of Missouri pursuant to the Settlement Agreements.

     The parties also amended by letter agreements attached hereto as Exhibits 99(b), (c) and (d), three separate settlement agreements entered into on September 20, 1998, to resolve litigation relating to a market conduct study conducted by the Missouri
Department of Insurance, a lawsuit related to co-payment calculations that had been brought by the Missouri Attorney General, and a claim for a refund of state premium taxes that had been made by Healthy
Alliance Life Insurance Company, a subsidiary of the Corporation. Resolution of those disputes had been conditioned upon court approval of the proposed settlement of the primary case. In the letter agreements, the court approval conditions were removed, the market conduct action was resolved and the parties expect that the other two settlements will promptly be consummated.

     A settlement agreement relating to the primary case was originally entered into on September 20, 1998 and then amended on March 12, 1999. The amendments of January 6, 2000 which are reflected, along with the March 12, 1999 amendments, in the Amended and Restated Settlement Agreement attached hereto as Exhibit 99(a), provide for the elimination of certain conditions precedent to the signing of the Reorganization Agreement (described below), including court approval, determination of lawfulness and resolution of the Sarkis litigation; the dismissal of the litigation upon the execution of the Amended and Restated Settlement Agreement; execution of the Reorganization Agreement following the dismissal of the litigation and the incorporation of the Foundation and New RightCHOICE; the termination of the Amended and Restated Settlement Agreement by any party if the Reorganization does not close on or before December 31, 2000, or if a party fails to use its best efforts to implement the Reorganization; and that the parties will not prosecute claims asserted in the primary case as long as the Settlement
Agreements remain in effect.

     Amendments to the Form of the Reorganization
Agreement (attached as Exhibit E to Exhibit 99(a) hereto), include: elimination of the conditions precedent to the closing of the Reorganization, which required court approval and a determination of lawfulness; the addition of a condition precedent to the obligation of BCBSMo to close requiring the delivery of a satisfactory legal opinion relative to the lawfulness of the Reorganization; the addition of a condition precedent to the obligation of BCBSMo and the Corporation to close requiring delivery of a satisfactory legal opinion to the effect that the Foundation will receive the shares of New RightCHOICE free and clear of subscriber claims; and the revision of closing conditions relating to the delivery of tax opinions or favorable tax rulings, and the delivery of a fairness opinion.

     Amendments to the Form of the Voting Trust and Divestiture Agreement attached as Exhibit L of the Reorganization Agreement (attached as Exhibit E to
Exhibit 99(a) hereto), included: a revision to clarify that the Foundation is permitted to file suit alleging that the Board of Directors of New
RightCHOICE should solicit change of control proposals, or initiate a bidding process seeking proposals to acquire New RightCHOICE. Amendments to the Indemnification Agreements also updated the tax opinion or ruling provisions.

    The consummation of the transactions contemplated by the Settlement Agreements and the exhibits thereto, including the Reorganization Agreement (collectively, the "Settlement Documents"), continue to remain subject to a number of significant conditions and contingencies as set forth in the Settlement
Documents, including the resolution of pending subscriber litigation not dismissed by the parties and approval by the shareholders of the Corporation.

     In connection with the transactions contemplated by the Reorganization Agreement, the charitable foundation will become the owner of approximately 80% of the common stock of the reorganized RightCHOICE and the remaining capital stock of the reorganized
RightCHOICE will be owned by the current public shareholders of the Corporation. BCBSMo will also contribute $12.78 million is cash to the Foundation upon the closing, in addition to $175,000 paid by the Corporation.

     The Settlement Documents are attached hereto as Exhibits 99(a), 99(b), 99(c) and 99(d). The
Corporation's Press Release issued January 6, 2000 announcing the execution of amendments to the Settlement Agreements and the dismissal of the primary case in the Cole County Circuit Court is attached hereto as Exhibit 99(e). The summaries of the Settlement Documents set forth in this Report and in Exhibit 99(e) attached hereto are qualified in their entirety by reference to the Settlement
Documents attached hereto as Exhibits 99(a), 99(b),
99(c) and 99(d).

Safe Harbor Statement

     "Safe Harbor" Statement under the Private
Securities Litigation Reform Act of 1995: Estimates and other statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties. These risks and uncertainties include, but are not limited to: an adverse ruling on the litigation or other judicial action; the inability to satisfy or waive conditions precedent to the closing of the transactions contemplated by the Settlement Agreements;
governmental and regulatory action or legislation;
pending litigation; actions by the Blue Cross and Blue Shield Association relating to the license to use the Blue Cross and Blue Shield names, trademarks and service marks; and other risks detailed in the company's Securities and Exchange Commission filings.

Item 6.  Resignations of Registrant's Directors.

    Not applicable.

Item 7.  Financial Statements
    Pro Forma Financial Statements and Exhibits.

     (a) - (b) Not applicable.

     (c)  Exhibits Required by Item 601 of Regulation S-K:

          99(a)     Amended and Restated Settlement
Agreement, dated January 6, 2000, by and among
RightCHOICE Managed Care, Inc., Blue Cross and Blue
Shield of Missouri, the Missouri Department of
Insurance and Keith A. Wenzel, its Director, and
Jeremiah W. "Jay" Nixon, Attorney General of the
State of Missouri.
          99(b)     Letter Agreement, dated January
5, 2000, amending the Settlement Agreement, dated
September 20, 1998, by and among the Director of the
Department of Insurance of the State of Missouri,
Blue Cross and Blue Shield of Missouri, HMO Missouri,
Inc. d/b/a Blue Choice, and Healthy Alliance Life
Insurance Company.
          99(c)     Letter Agreement, dated January
4, 2000, amending the Settlement Agreement, dated
September 20, 1998, by and among Jeremiah W. (Jay)
Nixon, Attorney General, on behalf of the State of
Missouri, Blue Cross and Blue Shield of Missouri,
RightCHOICE Managed Care, Inc., HMO Missouri, Inc.
d/b/a Blue Choice, Healthy Alliance Life Insurance
Company and Preferred Health Plans of Missouri, Inc.
          99(d)     Letter Agreement, dated January
5, 2000, amending Settlement Agreement, dated
September 20, 1998, by and among Healthy Alliance
Life Insurance Company, the Director of Revenue of
the State of Missouri and the Director of the
Department of Insurance of the State of Missouri.
          99(e)     Press release of Registrant on
January 6, 2000.

Item 8.  Change in Fiscal Year.

     Not applicable.

Item 9.  Sales of Equity Securities Pursuant to

Regulation S.

     Not applicable.





SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act
of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  January 7, 2000
     RIGHTCHOICE MANAGED CARE, INC.


     By:  /s/  Sandra A. Van Trease
            Sandra A. Van Trease
            Chief Financial Officer, Senior Executive
            Vice President and Chief Operating Officer

EXHIBIT INDEX


Exhibit No.    Description


   99(a) Amended and Restated Settlement Agreement, dated January 6, 2000, by and among RightCHOICE
Managed Care, Inc., Blue Cross and Blue Shield of
Missouri, the Missouri Department of Insurance and
Keith A. Wenzel, its Director, and Jeremiah W. "Jay"
Nixon, Attorney General of the State of Missouri.
   99(b) Letter Agreement, dated January 5, 2000, amending Settlement Agreement, dated September 20,
1998, by and among Jay B. Angoff, Director of the Department of Insurance of the State of Missouri, Blue Cross and Blue Shield of Missouri, HMO Missouri,
Inc. d/b/a Blue Choice, and Healthy Alliance Life
Insurance Company.
   99(c) Letter Agreement, dated January 4, 2000, amending the Settlement Agreement, dated September 20,
1998, by and among
Jeremiah W. (Jay) Nixon, Attorney General, on behalf of the State of Missouri, Blue Cross and Blue Shield of Missouri, RightCHOICE Managed Care, Inc., HMO
Missouri, Inc. d/b/a Blue Choice, Healthy Alliance
Life Insurance Company and Preferred Health Plans of
Missouri, Inc.
   99(d) Letter Agreement, dated January 5, 2000, amending Settlement Agreement, dated September 20,
1998, by and among Healthy Alliance Life Insurance
Company, the Director of Revenue of the State of Missouri and the Director of the Department of Insurance of the State of Missouri.
 99(e) Press release of Registrant dated January 6,
2000.